Exhibit (a)(viii) under Form N-1A
                                             Exhibit (1) under Item 601/Reg. S-K


                                       FEDERATED INSTITUTIONAL TRUST

                                              Amendment No. 9
                              DECLARATION OF TRUST
                                            dated June 9, 1994

         THIS Declaration of Trust is amended as follows:

         Delete the first paragraph of Section 5 in Article III from the Declaration of Trust and substitute in its place the following:

        "Section 5.  Establishment and Designation of Series or Class.
         ------------------------------------------------------------
        Without limiting the authority of the Trustees set forth in
        Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust shall be and are established and designated as:

                  Federated Government Ultrashort Duration Fund
                                 Class A Shares
                          Institutional Service Shares
                              Institutional Shares
                  Federated Institutional High Yield Bond Fund
                Federated Intermediate Government/Corporate Fund
                          Institutional Service Shares
                              Institutional Shares

         The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 20th day of May, 2005.

         WITNESS the due execution hereof this 20th day of May, 2005.

/s/ John F. Donahue                       /s/ Lawrence D. Ellis, M.D.
---------------------------------         ------------------------------------
John F. Donahue                           Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley                      /s/ Peter E. Madden
---------------------------------         ------------------------------------
Thomas G. Bigley                          Peter E. Madden

/s/ John T. Conroy, Jr.                   /s/ Charles F. Mansfield, Jr.
---------------------------------         ------------------------------------
John T. Conroy, Jr.                       Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis              /s/ John E. Murray, Jr.
---------------------------------         ------------------------------------
Nicholas P. Constantakis                  John E. Murray, Jr.

/s/ John F. Cunningham                    /s/ Marjorie P. Smuts
---------------------------------         ------------------------------------
John F. Cunningham                        Marjorie P. Smuts

/s/ J. Christopher Donahue                /s/ John S. Walsh
---------------------------------         ------------------------------------
J. Christopher Donahue                    John S. Walsh